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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K
                                   __________

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JANUARY 9, 2006
                                                          ---------------





                                  DSL.NET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        001-32264                                         06-1510312
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(Commission File Number)                       (IRS Employer Identification No.)


     545 LONG WHARF DRIVE, 5TH FLOOR
             NEW HAVEN, CT                                   06511
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (203) 772-1000
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              (Registrant's Telephone Number, Including Area Code)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                    INFORMATION TO BE INCLUDED IN THE REPORT




ITEM 8.01.    OTHER EVENTS.

              Effective January 9, 2006, DSL.net, Inc.'s (the "Company") common stock was cleared for quotation on the OTC Bulletin Board service (OTCBB) under the symbol "DSLN."

              A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated by reference herein.






ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.


              (C)   EXHIBITS

                    Exhibit Number                    Exhibit
                    --------------                    -------

                        99.1                Press Release, dated January 9, 2006


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                                   SIGNATURES
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              Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             DSL.NET, INC.




Date:         January 13, 2006               By:  /S/ MARC R. ESTERMAN
                                                  ------------------------------
                                             Name:   Marc R. Esterman
                                             Title:  V.P. - Corporate Affairs,
                                                     General Counsel & Secretary





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                                  EXHIBIT INDEX
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EXHIBIT NUMBER             DESCRIPTION
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99.1                       Press Release, dated January 9, 2006.